UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.

2155 Park Blvd.

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGRQ*	N/A*

*

On April 11, 2024, our common stock was suspended from trading on The Nasdaq Stock Market LLC and began trading under the symbol “EIGRQ” on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on April 1, 2024, Eiger BioPharmaceuticals, Inc. (the “Company”) and its direct subsidiaries (together the “Debtors”) filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) under the caption In re Eiger BioPharmaceuticals, Inc., et al, Case No. 24-80040.

As previously disclosed, on September 5, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Fifth Amended Joint Plan of Liquidation of Eiger BioPharmaceuticals, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”). Copies of the Plan and the Confirmation Order were attached as Exhibit 2.1 and Exhibit 99.1, respectively, to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 9, 2024, and are incorporated herein by reference. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined shall have the meanings given to such terms in the Plan.

The Plan became effective in accordance with its terms on September 30, 2024 (the “Effective Date”), on which date (1) all Conditions Precedent to the Effective Date have been satisfied or waived in accordance with the Plan and (2) no stay of the Confirmation Order is in effect. On the Effective Date, the Company filed a Notice of Effective Date of the Plan (the “Notice of Effective Date”) with the Bankruptcy Court. On the Effective Date, pursuant to the Plan, all of the issued and outstanding shares of the Company’s common stock were deemed cancelled and of no further force or effect and the obligations of the Debtors thereunder were deemed fully satisfied, released, and discharged and, as applicable, were deemed to have been surrendered to the Liquidating Trustee. Each holder of an Existing Equity Interest shall be entitled to receive, in full and final satisfaction, settlement, release and discharge of such Existing Equity Interest, its pro rata share of the Existing Equity Interest Recovery Pool, if any.

A copy of the Notice of Effective Date is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent applicable to this Item 3.03, the information set forth under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

The Company intends promptly file a Form 15 with the Securities and Exchange Commission and suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the Securities and Exchange Commission, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Effective Date

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: October 1, 2024	By:	/s/ James Vollins
James Vollins
General Counsel, Chief Compliance Officer & Corporate Secretary